Exhibit 10.1

FIRST AMENDED AND RESTATED
REGISTRATION RIGHTS AGREEMENT
dated as of August 30, 2016
between
ADVANCED MICRO DEVICES, INC.
and
WEST COAST HITECH L.P.

US-DOCS\70648017.4

Exhibit 10.1

FIRST AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT dated as of August 30, 2016 between Advanced Micro Devices, Inc., a Delaware corporation (the “Company”), and West Coast Hitech L.P., an exempted limited partnership organized under the laws of the Cayman Islands (the “Investor”), acting through its general partner, West Coast Hitech G.P., Ltd., a corporation organized under the laws of the Cayman Islands. In order to induce the Investor to enter into the Amendment to Master Transaction Agreement dated as of August 30, 2016, the Company has agreed to amend and restate this agreement to also provide the registration rights set forth below to any shares of common stock of the Company issuable upon exercise of the warrant of the Company dated August 30, 2016, for the benefit of the Investor (the “2016 Warrant”).
The Company agrees with the Investor, (i) for its benefit and (ii) for the benefit of the beneficial owners (including the Investor) from time to time of the Securities (as defined herein) (each of the foregoing a “Holder” and together the “Holders”), as follows:
Section 1.Definitions. Capitalized terms used herein without definition shall have their respective meanings set forth in the Master Transaction Agreement. As used in this Agreement, the following terms shall have the following meanings:
“2007 Stock Purchase Agreement” means the Stock Purchase Agreement, dated as of November 15, 2007, between West Coast Hitech L.P. and the Company.

“Affiliate” means (i) with respect to Investor, the Investor’s immediate parent company and any direct or indirect subsidiary of such parent company or Investor, and (ii) with respect to any other specified person, an “affiliate,” as defined in Rule 144, of such other specified person.
“Amendment Effectiveness Deadline” has the meaning set forth in Section 2(d) hereof.
“Automatic Shelf Registration Statement” has the meaning ascribed to it in Rule 405.
“Business Day” means any day, except a Saturday, Sunday or legal holiday on which banking institutions in The City of New York are authorized or obligated by law or executive order to close.
“Common Stock” means the shares of common stock, par value $.01 per share, of the Company.
“Deferral Notice” has the meaning set forth in Section 3(h) hereof.
“Deferral Period” has the meaning set forth in Section 3(h) hereof.
“Effectiveness Deadline” has the meaning set forth in Section 2(a) hereof.

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Exhibit 10.1

“Effectiveness Period” means the period commencing on the first date that a Shelf Registration Statement is declared effective under the Securities Act hereof and ending on the date that all Securities have ceased to be Registrable Securities.
“Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations of the SEC promulgated thereunder.
“Free Writing Prospectus” has the meaning set forth in Rule 405.
“Holder” has the meaning set forth in the second paragraph of this Agreement.
“Investor” has the meaning set forth in the first paragraph of this Agreement.
“Issuer Free Writing Prospectus” has the meaning set forth in Rule 433.
“Master Transaction Agreement” means the Master Transaction Agreement, dated as of October 6, 2008, as amended, by and among the Company, Advanced Technology Investment Company LLC and the other parties thereto.
“Material Event” has the meaning set forth in Section 3(h) hereof.
“Prospectus” means a prospectus relating to a Shelf Registration Statement, as amended or supplemented, and all materials incorporated by reference in such Prospectus.
“Registrable Securities” means the Securities and any security issued with respect thereto upon any stock dividend, split or similar event until, in the case of any such security, the earliest of (i) its effective registration under the Securities Act and resale in accordance with a Shelf Registration Statement or (ii) its sale to the public pursuant to Rule 144 (or any similar provision then in force, but not Rule 144A) under the Securities Act.
“Rule 144” means Rule 144 under the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the SEC.
“Rule 144A” means Rule 144A under the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the SEC.
“Rule 405” means Rule 405 under the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the SEC.
“Rule 424” means Rule 424 under the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the SEC.
“Rule 433” means Rule 433 under the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the SEC.
“SEC” means the Securities and Exchange Commission.

US-DOCS\70648017.4

Exhibit 10.1

“Securities” means (i) the Common Stock of the Company issued pursuant to the 2007 Stock Purchase Agreement that is held by the Investor and its Affiliates as of the date of this Agreement, (ii) the Common Stock of the Company to be purchased by the Investor pursuant to the terms of the Master Transaction Agreement and (iii) the Common Stock of the Company issuable pursuant to the exercise of the Warrants.
“Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations promulgated by the SEC thereunder.
“Shelf Registration Statement” has the meaning set forth in Section 2(a) hereof, including amendments to such registration statement, all exhibits to such registration statement and all materials incorporated by reference in such registration statement.
“Warrants” shall mean any warrants issued by the Company to the Investor from time to time, including but not limited to, the 35,000,000 warrants issued by the Company to the Investor pursuant to the terms of the Master Transaction Agreement and the 75,000,000 warrants issued by the Company to the Investor pursuant to the 2016 Warrant.
Section 2.    Shelf Registration. (a) The Company shall have prepared and filed or caused to be prepared and filed with the SEC a registration statement for an offering to be made on a delayed or continuous basis pursuant to Rule 415 of the Securities Act registering the resale from time to time by Holders of the Registrable Securities (a “Shelf Registration Statement”), and shall have caused the Shelf Registration Statement to be declared effective under the Securities Act as of the date that is (a) the first Business Day following the expiration of the lock-up agreement executed by the Investor in connection with a proposed offering of equity securities by the Company assuming such offering occurs prior to September 30, 2016 or (b) if such offering does not so occur, October 3, 2016 (the “Effectiveness Deadline”). The Shelf Registration Statement shall be on Form S-3 or another appropriate form permitting registration of the Registrable Securities for resale by the Holders in accordance with the methods of distribution elected by the Holders and set forth in the Shelf Registration Statement. Each Shelf Registration Statement that is filed on Form S-3 shall be designated by the Company as an Automatic Shelf Registration Statement if the Company is then eligible to file an Automatic Shelf Registration Statement on Form S-3 for the purposes contemplated by this Agreement. If the Company is eligible pursuant to Rule 430B(b) to omit from the related Prospectus the identities of selling securityholders and the amounts of securities to be registered on their behalf, the Company shall prepare and file each Shelf Registration Statement in a manner as to permit such omission and to allow for the subsequent filing of such information in a Prospectus pursuant to Rule 424(b) in the manner contemplated by Rule 430B(d). The Company shall use its reasonable best efforts to keep a Shelf Registration Statement continuously effective under the Securities Act until the expiration of the Effectiveness Period. Investor shall be named as a selling securityholder in the initial Shelf Registration Statement and the related Prospectus in such a manner as to permit Investor to deliver the Prospectus to purchasers of Registrable Securities in accordance with applicable law. The Company may include other securities in the Shelf Registration Statement; provided, however, that the inclusion of such securities shall not (i) reduce the number of Registrable Securities of the Holders that may be included in such Shelf

US-DOCS\70648017.4

Exhibit 10.1

Registration Statement or (ii) delay the sale of the Registrable Securities of the Holders included in such Shelf Registration Statement.
(b)    If a Shelf Registration Statement covering resales of the Registrable Securities ceases to be effective for any reason at any time during the Effectiveness Period (other than because all securities registered thereunder shall have been resold pursuant thereto or shall have otherwise ceased to be Registrable Securities), or if such Shelf Registration Statement constituted an Automatic Shelf Registration Statement at the time it was filed with the SEC and ceases to constitute an Automatic Shelf Registration Statement, the Company shall use its reasonable best efforts to obtain the prompt withdrawal of any order suspending the effectiveness thereof, and in any event shall within 30 days of such cessation of effectiveness amend the Shelf Registration Statement in a manner reasonably expected to obtain the withdrawal of the order suspending the effectiveness thereof, or file an additional Shelf Registration Statement so that all Registrable Securities outstanding as of the date of such filing are covered by a Shelf Registration Statement. If a new Shelf Registration Statement is filed, the Company shall use its reasonable best efforts to cause the new Shelf Registration Statement to become effective as promptly as is practicable after such filing and to keep the new Shelf Registration Statement continuously effective until the end of the Effectiveness Period.
(c)    The Company shall amend and supplement the Prospectus and amend the Shelf Registration Statement if required by the rules, regulations or instructions applicable to the registration form used by the Company for such Shelf Registration Statement or file a new Shelf Registration Statement, if required by the Securities Act, or any other documents necessary to name a Holder as a selling securityholder pursuant to Section 2(e) below.
(d)    The Company agrees that, unless it obtains the prior consent of the Holders of a majority of the Registrable Securities that are registered under the Shelf Registration Statement at such time or the consent of the managing underwriters in connection with any underwritten offering of Registrable Securities, and each Holder agrees that, unless it obtains the prior written consent of the Company and any such underwriters, it will not make any offer relating to the Securities that would constitute an Issuer Free Writing Prospectus, or that would otherwise constitute a Free Writing Prospectus required to be filed with the SEC. The Company represents that any Issuer Free Writing Prospectus prepared by it or authorized by it in writing for use by such Holder will not include any information that conflicts with the information contained in the Shelf Registration Statement or the Prospectus and, any such Issuer Free Writing Prospectus, when taken together with the information in the Shelf Registration Statement and the Prospectus, will not include any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.
(e)    Each Holder may sell Registrable Securities pursuant to a Shelf Registration Statement and related Prospectus only in accordance with this Section 2(e) and Section 3(h). Each Holder wishing to sell Registrable Securities pursuant to a Shelf Registration Statement and related Prospectus shall deliver to the Company prior to any intended distribution of Registrable Securities under the Shelf Registration Statement such information regarding

US-DOCS\70648017.4

Exhibit 10.1

itself, the Registrable Securities held by it and the intended method of disposition of such securities as is reasonably required to effect the registration of such Holder’s Registrable Securities. From and after the date the initial Shelf Registration Statement is declared effective, the Company shall, as promptly as practicable after the date such information is delivered to the Company, and in any event upon the later of (x) 30 calendar days after such date or (y) five Business Days after the expiration of any Deferral Period in effect when such information is delivered:
(i)    if required by applicable law, file with the SEC a post-effective amendment to the Shelf Registration Statement or prepare and, if required by applicable law, file a supplement to the related Prospectus or a supplement or amendment to any document incorporated therein by reference or file a new Shelf Registration Statement or any other required document so that the Holder delivering such information is named as a selling securityholder in a Shelf Registration Statement and the related Prospectus in such a manner as to permit such Holder to deliver such Prospectus to purchasers of the Registrable Securities in accordance with applicable law and, if the Company shall file a post-effective amendment to a Shelf Registration Statement or shall file a new Shelf Registration Statement, the Company shall use its reasonable best efforts to cause such post-effective amendment or new Shelf Registration Statement to be declared effective under the Securities Act as promptly as is practicable, but in any event by the date (the “Amendment Effectiveness Deadline”) that is 45 days after the date such post-effective amendment or new Shelf Registration Statement is required by this clause to be filed;
(ii)    provide such Holder copies of any documents filed pursuant to Section 2(e)(i); and
(iii)    notify such Holder as promptly as practicable after the effectiveness under the Securities Act of any new Shelf Registration Statement or post-effective amendment filed pursuant to Section 2(e)(i);
provided that if such information is delivered during a Deferral Period, the Company shall so inform the Holder delivering such information and shall take the actions set forth in clauses (i), (ii) and (iii) above upon expiration of the Deferral Period in accordance with Section 3(h). Notwithstanding anything contained herein to the contrary, (i) the Company shall be under no obligation to name any Holder that has not delivered such information as a selling securityholder in any Shelf Registration Statement or related Prospectus, (ii) the Amendment Effectiveness Deadline shall be extended by up to ten Business Days from the expiration of a Deferral Period, and (iii) the Company shall not be under any obligation to file more than one prospectus supplement or post-effective amendment to a Shelf Registration Statement in any calendar quarter or file a new Shelf Registration Statement if the latest existing Shelf Registration Statement was filed in the same calendar quarter.
Section 3.    Registration Procedures. In connection with the registration obligations of the Company under Section 2 hereof, the Company shall:

US-DOCS\70648017.4

Exhibit 10.1

(a)    Before filing any Shelf Registration Statement or Prospectus or any amendments or supplements thereto with the SEC, furnish to the Holders copies of all such documents proposed to be filed at least three Business Days prior to the filing of such Shelf Registration Statement or amendment thereto or Prospectus or supplement thereto.
(b)    Subject to Section 3(h) prepare and file with the SEC such amendments and post-effective amendments to each Shelf Registration Statement as may be necessary to keep such Shelf Registration Statement continuously effective during the Effectiveness Period; cause the related Prospectus to be supplemented by any required prospectus supplement, and as so supplemented to be filed pursuant to Rule 424 (or any similar provisions then in force) under the Securities Act; and use its reasonable best efforts to comply with the provisions of the Securities Act applicable to it with respect to the disposition of all securities covered by such Shelf Registration Statement during the Effectiveness Period in accordance with the intended methods of disposition by the sellers thereof set forth in such Shelf Registration Statement as so amended or such Prospectus as so supplemented.
(c)    As promptly as practicable give notice to the Holders, (i) when any Prospectus, prospectus supplement, Shelf Registration Statement or post-effective amendment to a Shelf Registration Statement has been filed with the SEC and, with respect to a Shelf Registration Statement or any post-effective amendment, when the same has been declared effective, (ii) of any request, following the effectiveness of the initial Shelf Registration Statement under the Securities Act, by the SEC or any other federal or state governmental authority for amendments or supplements to any Shelf Registration Statement or related Prospectus or for additional information, (iii) of the issuance by the SEC or any other federal or state governmental authority of any stop order suspending the effectiveness of any Shelf Registration Statement or the initiation or threatening of any proceedings for that purpose, (iv) of the receipt by the Company of any notification with respect to the suspension of the qualification or exemption from qualification of any of the Registrable Securities for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose, (v) of the occurrence of, but not the nature of or details concerning, a Material Event and (vi) of the determination by the Company that a post-effective amendment to a Shelf Registration Statement will be filed with the SEC, which notice may, at the discretion of the Company (or as required pursuant to Section 3(h)) state that it constitutes a Deferral Notice, in which event the provisions of Section 3(h) shall apply.
(d)    Use its reasonable best efforts to obtain the withdrawal of any order suspending the effectiveness of a Shelf Registration Statement or the lifting of any suspension of the qualification (or exemption from qualification) of any of the Registrable Securities for sale in any jurisdiction in which they have been qualified for sale, in either case at the earliest possible moment, and provide immediate notice to each Holder of the withdrawal of any such order.
(e)    As promptly as practicable furnish to each Holder, upon request and without charge, at least one conformed copy of each Shelf Registration Statement and any amendment thereto, including exhibits and all documents incorporated or deemed to be incorporated therein by reference.

US-DOCS\70648017.4

Exhibit 10.1

(f)    During the Effectiveness Period, deliver to each Holder, in connection with any sale of Registrable Securities pursuant to a Shelf Registration Statement, without charge, as many copies of the Prospectus relating to such Registrable Securities (including each preliminary prospectus) and any amendment or supplement thereto as such Holder may reasonably request; and the Company hereby consents (except during such periods that a Deferral Notice is outstanding and has not been revoked) to the use of such Prospectus or each amendment or supplement thereto by each Holder in connection with any offering and sale of the Registrable Securities covered by such Prospectus or any amendment or supplement thereto in the manner set forth therein.
(g)    Prior to any public offering of the Registrable Securities pursuant to a Shelf Registration Statement, use its reasonable best efforts to register or qualify or cooperate with the Holders in connection with the registration or qualification (or exemption from such registration or qualification) of such Registrable Securities for offer and sale under the securities or Blue Sky laws of such jurisdictions within the United States as any Holder reasonably requests in writing; prior to any public offering of the Registrable Securities pursuant to a Shelf Registration Statement, use its reasonable best efforts to keep each such registration or qualification (or exemption therefrom) effective during the Effectiveness Period in connection with such Holder’s offer and sale of Registrable Securities pursuant to such registration or qualification (or exemption therefrom) and do any and all other acts or things reasonably necessary or advisable to enable the disposition in such jurisdictions of such Registrable Securities in the manner set forth in the Shelf Registration Statement and the related Prospectus; provided that the Company will not be required to (i) qualify as a foreign corporation or as a dealer in securities in any jurisdiction where it would not otherwise be required to qualify but for this Agreement or (ii) take any action that would subject it to general service of process in suits or to taxation in any such jurisdiction where it is not then so subject.
(h)    Upon (A) the issuance by the SEC of a stop order suspending the effectiveness of a Shelf Registration Statement or the initiation of proceedings with respect to a Shelf Registration Statement under Section 8(d) or 8(e) of the Securities Act, (B) the occurrence of any event or the existence of any fact (a “Material Event”) as a result of which a Shelf Registration Statement shall contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, or any Prospectus shall contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, or (C) the occurrence or existence of any pending corporate development that, in the reasonable discretion of the Company, makes it appropriate to suspend the availability of a Shelf Registration Statement and the related Prospectus:
(i)    in the case of clause (B) above, as promptly as practicable prepare and file, if necessary pursuant to applicable law, a post-effective amendment to such Shelf Registration Statement or a supplement to the related Prospectus or any document incorporated therein by reference or file any other required document that would be incorporated by reference into such Shelf Registration Statement and Prospectus so that

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Exhibit 10.1

such Shelf Registration Statement does not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, and such Prospectus does not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, as thereafter delivered to the purchasers of the Registrable Securities being sold thereunder, and, in the case of a post-effective amendment to a Shelf Registration Statement, use its reasonable best efforts to cause it to be declared effective as promptly as is practicable, and
(ii)    give notice to the Holders that the availability of a Shelf Registration Statement is suspended (a “Deferral Notice”).
The Company will use its reasonable best efforts to ensure that the use of the Prospectus may be resumed (x) in the case of clause (A) above, as promptly as is practicable, (y) in the case of clause (B) above, as soon as, in the sole judgment of the Company, public disclosure of such Material Event would not be prejudicial to or contrary to the interests of the Company or, if necessary to avoid unreasonable burden or expense, as soon as practicable thereafter and (z) in the case of clause (C) above, as soon as in the reasonable discretion of the Company, such suspension is no longer appropriate. The Company shall be entitled to exercise its right under this Section 3(h) to suspend the availability of a Shelf Registration Statement or any Prospectus no more than once in any 90-day period or three times in any 12-month period, and any such period during which the availability of the Shelf Registration Statement and any Prospectus is suspended (the “Deferral Period”) shall not exceed 30 days; provided that the duration of any Deferral Periods shall not exceed 30 consecutive days in any 90-day period or an aggregate of 90 days in any consecutive 12-month period; provided that in the case of a Material Event relating to an acquisition or a probable acquisition or financing, recapitalization, business combination or other similar transaction, the Company may deliver to Holders a second notice to the effect set forth above, which shall have the effect of extending the Deferral Period by up to an additional 30 days, or such shorter period of time as is specified in such second notice.
(i)    If requested in writing in connection with a disposition of Registrable Securities pursuant to a Shelf Registration Statement, make reasonably available for inspection during normal business hours by the Holders of such Registrable Securities, any broker-dealers, attorneys and accountants retained by such Holders, and any attorneys or other agents retained by a broker-dealer engaged by such Holders, all relevant financial and other records and pertinent corporate documents and properties of the Company and its subsidiaries, and cause the appropriate officers, directors and employees of the Company and its subsidiaries to make reasonably available for inspection during normal business hours on reasonable notice all relevant information reasonably requested by such Holders, or any such broker-dealers, attorneys or accountants in connection with such disposition, in each case as is customary for similar “due diligence” examinations; provided that such persons shall first agree in writing with the Company that any non-public information shall be used solely for the purposes of satisfying “due diligence” obligations under the Securities Act and exercising rights under this Agreement and shall be kept confidential by such persons, unless (i) disclosure of such information is required

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Exhibit 10.1

by court or administrative order or is necessary to respond to inquiries of regulatory authorities, (ii) disclosure of such information is required by law (including any disclosure requirements pursuant to federal securities laws in connection with the filing of any Shelf Registration Statement or the use of any prospectus referred to in this Agreement), (iii) such information becomes generally available to the public other than as a result of a disclosure or failure to safeguard by any such person or (iv) such information becomes available to any such person from a source other than the Company and such source is not bound by a confidentiality agreement. Any person legally compelled to disclose any such confidential information made available for inspection shall as soon as practicable provide the Company with prior written notice of such requirement so that the Company may seek a protective order or other appropriate remedy and such person shall take such actions as reasonably necessary to protect the confidentiality of such information (if practicable) to the extent such action is otherwise not inconsistent with, an impairment of or in derogation of the rights and interest of the Holder.
(j)    Comply with all applicable rules and regulations of the SEC and make generally available to its securityholders earning statements (which need not be audited) satisfying the provisions of Section 11(a) of the Securities Act and Rule 158 thereunder (or any similar rule promulgated under the Securities Act) for a 12-month period commencing on the first day of the first fiscal quarter of the Company commencing after the effective date of a Shelf Registration Statement, which statements shall be made available no later than 45 days after the end of the 12-month period or 90 days if the 12-month period coincides with the fiscal year of the Company.
(k)    Cooperate with each Holder to facilitate the timely preparation and delivery of certificates representing Registrable Securities sold or to be sold pursuant to a Shelf Registration Statement, which certificates shall not bear any restrictive legends, and cause such Registrable Securities to be registered in such names as such Holder may request in writing at least one Business Day prior to any sale of such Registrable Securities.
(l)    Provide a CUSIP number for all Registrable Securities covered by each Shelf Registration Statement not later than the effective date of such Shelf Registration Statement and provide the transfer agent for the Common Stock with printed certificates for the Registrable Securities that are in a form eligible for deposit with The Depository Trust Company.
(m)    Cooperate and assist in any filings required to be made with the National Association of Securities Dealers, Inc.
(n)    Cause all Registrable Securities covered by each Shelf Registration Statement to be listed on the New York Stock Exchange or, if applicable, any other securities exchange and trading system on which similar securities issued by the Company are then listed.

Section 4.    Holder’s Obligations. (a) Each Holder agrees, by acquisition of the Registrable Securities, that no Holder shall be entitled to sell any of such Registrable Securities pursuant to a Shelf Registration Statement or to receive a Prospectus relating thereto, unless such Holder has furnished the Company with such information as required pursuant to Section 2(e) hereof. Any sale of any Registrable Securities by any Holder shall constitute a

US-DOCS\70648017.4

Exhibit 10.1

representation and warranty by such Holder that the information relating to such Holder and its plan of distribution is as set forth in the Prospectus delivered by such Holder in connection with such disposition, that such Prospectus does not as of the time of such sale contain any untrue statement of a material fact relating to or provided by such Holder or its plan of distribution and that such Prospectus does not as of the time of such sale omit to state any material fact relating to or provided by such Holder or its plan of distribution necessary to make the statements in such Prospectus, in the light of the circumstances under which they were made, not misleading.
(b)    Upon receipt of any Deferral Notice, each Holder agrees not to sell any Registrable Securities pursuant to any Shelf Registration Statement until such Holder’s receipt of copies of the supplemented or amended Prospectus provided for in Section 3(h)(i), or until it is advised in writing by the Company that the Prospectus may be used.
Section 5.    Registration Expenses. The Company shall bear all fees and expenses incurred in connection with the performance by the Company of its obligations under Sections 2 and 3 of this Agreement whether or not any Shelf Registration Statement is declared effective. Such fees and expenses shall include, without limitation, (i) all registration and filing fees (including, without limitation, fees and expenses (x) with respect to filings required to be made with the National Association of Securities Dealers, Inc. and (y) of compliance with federal and state securities or Blue Sky laws (including, without limitation, reasonable fees and disbursements of counsel to the Holders in connection with Blue Sky qualifications of the Registrable Securities under the laws of such jurisdictions as Holders of a majority of the Registrable Securities being sold pursuant to a Shelf Registration Statement may designate), (ii) printing expenses (including, without limitation, expenses of printing certificates for Registrable Securities in a form eligible for deposit with The Depository Trust Company), (iii) duplication expenses relating to copies of any Shelf Registration Statement or Prospectus delivered to any Holders hereunder, (iv) reasonable fees and disbursements of counsel for the Company in connection with any Shelf Registration Statement, (v) reasonable fees and disbursements of the registrar and transfer agent for the Common Stock, (vi) Securities Act liability insurance obtained by the Company in its sole discretion and (vii) the reasonable fees and disbursements of counsel to the Holders. In addition, the Company shall pay the internal expenses of the Company (including, without limitation, all salaries and expenses of officers and employees performing legal or accounting duties), the expense of any annual audit, the fees and expenses incurred in connection with the listing by the Company of the Registrable Securities on any securities exchange on which similar securities of the Company are then listed and the fees and expenses of any person, including special experts, retained by the Company. Notwithstanding the provisions of this Section 5, each seller of Registrable Securities shall pay any broker’s commission, agency fee or underwriter’s discount or commission in connection with the sale of the Registrable Securities under a Shelf Registration Statement.
Section 6.    Indemnification and Contribution.
(a)    The Company agrees to indemnify and hold harmless each Holder, each person, if any, who controls any Holder within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act, and each affiliate of any Holder within the meaning of

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Exhibit 10.1

Rule 405 under the Securities Act from and against any and all losses, claims, damages and liabilities (including, without limitation, any legal or other expenses reasonably incurred in connection with defending or investigating any such action or claim) caused by any untrue statement or alleged untrue statement of a material fact contained in any Shelf Registration Statement or any amendment thereof, any preliminary prospectus or any Prospectus (as amended or supplemented if the Company shall have furnished any amendments or supplements thereto) or any Issuer Free Writing Prospectus prepared by it or authorized by it in writing for use by such Holder (as amended or supplemented if the Company shall have furnished any amendments or supplements thereto), caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as such losses, claims, damages or liabilities are caused by any such untrue statement or omission or alleged untrue statement or omission based upon information relating to any Holder furnished to the Company in writing by such Holder expressly for use therein; provided that the foregoing indemnity shall not inure to the benefit of any Holder (or to the benefit of any person controlling such Holder) from whom the person asserting such losses, claims or liabilities purchased the Registrable Securities, if a copy of the Prospectus or the Issuer Free Writing Prospectus (both as then amended or supplemented if the Company shall have furnished any amendments or supplements thereto) was not sent or given by or on behalf of such Holder to such person, if required by law so to have been delivered at or prior to the written confirmation of the sale of the Registrable Securities to such person, and if the Prospectus or the Issuer Free Writing Prospectus (both as so amended or supplemented) would have cured the defect giving rise to such losses, claims, damages or liabilities, unless such failure is the result of noncompliance by the Company with Section 2(b) hereof.
(b)    Each Holder agrees severally and not jointly to indemnify and hold harmless the Company and its directors, its officers who sign any Shelf Registration Statement and each person, if any, who controls the Company (within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act) or any other Holder, to the same extent as the foregoing indemnity from the Company to such Holder, but only with reference to information relating to such Holder furnished to the Company in writing by such Holder expressly for use in such Shelf Registration Statement, Prospectus or Issuer Free Writing Prospectus or amendment or supplement thereto. In no event shall the liability of any Holder hereunder be greater in amount than the dollar amount of the proceeds received by such Holder upon the sale of the Registrable Securities pursuant to the Shelf Registration Statement giving rise to such indemnification obligation.
(c)    In case any proceeding (including any governmental investigation) shall be instituted involving any person in respect of which indemnity may be sought pursuant to Section 6(a) or 6(b) hereof, such person (the “indemnified party”) shall promptly notify the person against whom such indemnity may be sought (the “indemnifying party”) in writing and the indemnifying party, upon request of the indemnified party, shall retain counsel reasonably satisfactory to the indemnified party to represent the indemnified party and any others the indemnifying party may designate in such proceeding and shall pay the reasonable fees and disbursements of such counsel related to such proceeding. In any such proceeding, any indemnified party shall have the right to retain its own counsel, but the fees and expenses of such

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Exhibit 10.1

counsel shall be at the expense of such indemnified party unless (i) the indemnifying party and the indemnified party shall have mutually agreed to the retention of such counsel or (ii) the named parties to any such proceeding (including any impleaded parties) include both the indemnifying party and the indemnified party and representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them. It is understood that the indemnifying party shall not, in respect of the legal expenses of any indemnified party in connection with any proceeding or related proceedings in the same jurisdiction, be liable for the fees and expenses of more than one separate firm (in addition to any local counsel) for all such indemnified parties and that all such fees and expenses shall be reimbursed as they are incurred. Such firm shall be designated in writing by, in the case of parties indemnified pursuant to Section 6(a), the Holders of a majority of the Registrable Securities covered by the Shelf Registration Statement held by Holders that are indemnified parties pursuant to Section 6(a) and, in the case of parties indemnified pursuant to Section 6(b), the Company. The indemnifying party shall not be liable for any settlement of any proceeding effected without its written consent, but if settled with such consent or if there be a final judgment for the plaintiff, the indemnifying party agrees to indemnify the indemnified party from and against any loss or liability by reason of such settlement or judgment. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened proceeding in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party, unless such settlement includes an unconditional release of such indemnified party from all liability on claims that are the subject matter of such proceeding.
(d)    To the extent that the indemnification provided for in Section 6(a) or 6(b) is unavailable to an indemnified party or insufficient in respect of any losses, claims, damages or liabilities referred to therein, then each indemnifying party under such paragraph, in lieu of indemnifying such indemnified party thereunder, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (i) in such proportion as is appropriate to reflect the relative benefits received by the indemnifying party or parties on the one hand and the indemnified party or parties on the other hand or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the indemnifying party or parties on the one hand and of the indemnified party or parties on the other hand in connection with the statements or omissions that resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations. The relative benefits received by the Company shall be deemed to be equal to the total proceeds received by the Company from the sales, pursuant to the terms of the Master Transaction Agreement and/or the 2007 Stock Purchase Agreement (in each case, before deducting expenses), of the Registrable Securities to which such losses, claims, damages or liabilities relate. The relative benefits received by any Holder shall be deemed to be equal to the value of receiving registration rights under this Agreement for the Registrable Securities. The relative fault of the Holders on the one hand and the Company on the other hand shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Holders or by the Company, and the parties’ relative intent, knowledge, access to information

US-DOCS\70648017.4

Exhibit 10.1

and opportunity to correct or prevent such statement or omission. The Holders’ respective obligations to contribute pursuant to this Section 6(d) are several in proportion to the respective number of Registrable Securities they have sold pursuant to a Shelf Registration Statement, and not joint.
The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 6(d) were determined by pro rata allocation or by any other method of allocation that does not take into account the equitable considerations referred to in the immediately preceding paragraph. The amount paid or payable by an indemnified party as a result of the losses, claims, damages or liabilities referred to in the immediately preceding paragraph shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding this Section 6(d), no indemnifying party that is a selling Holder shall be required to contribute any amount in excess of the amount by which the total price at which the Registrable Securities sold by it and distributed to the public were offered to the public exceeds the amount of any damages that such indemnifying party has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.
(e)    The remedies provided for in this Section 6 are not exclusive and shall not limit any rights or remedies which may otherwise be available to an indemnified party at law or in equity, hereunder, under the Master Transaction Agreement or otherwise.
(f)    The indemnity and contribution provisions contained in this Section 6 shall remain operative and in full force and effect regardless of (i) any termination of this Agreement, (ii) any investigation made by or on behalf of any Holder, any person controlling any Holder or any affiliate of any Holder or by or on behalf of the Company, its officers or directors or any person controlling the Company and (iii) the sale of any Registrable Securities by any Holder pursuant to the Shelf Registration Statement.
Section 7.    Information Requirements. The Company covenants that, if at any time before the end of the Effectiveness Period, the Company is not subject to the reporting requirements of the Exchange Act, it will cooperate with any Holder and take such further reasonable action as any Holder may reasonably request in writing (including, without limitation, making such reasonable representations as any such Holder may reasonably request), all to the extent required from time to time to enable such Holder to sell Registrable Securities without registration under the Securities Act within the limitation of the exemptions provided by Rule 144 and Rule 144A under the Securities Act and customarily taken in connection with sales pursuant to such exemptions. Upon the written request of any Holder, the Company shall deliver to such Holder a written statement as to whether it has complied with such filing requirements, unless such a statement has been included in the Company’s most recent report filed pursuant to Section 13 or Section 15(d) of Exchange Act. Notwithstanding the foregoing, nothing in this

US-DOCS\70648017.4

Exhibit 10.1

Section 7 shall be deemed to require the Company to register any of its securities (other than the Common Stock) under the Exchange Act.
Section 8.    Miscellaneous.
(a)    No Conflicting Agreements. The Company is not, as of the date hereof, a party to, nor shall it, on or after the date of this Agreement, enter into, any agreement with respect to its securities that conflicts with the rights granted to the Holders in this Agreement. The Company represents and warrants that the rights granted to the Holders hereunder do not in any way conflict with the rights granted to the holders of the Company’s securities under any other agreements.
(b)    Amendments and Waivers. The provisions of this Agreement, including the provisions of this sentence, may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given, unless the Company has obtained the written consent of Holders of a majority of the then outstanding Registrable Securities. Notwithstanding the foregoing, a waiver or consent to depart from the provisions hereof with respect to a matter that relates exclusively to the rights of Holders whose securities are being sold pursuant to a Shelf Registration Statement and that does not directly or indirectly affect the rights of other Holders may be given by Holders of at least a majority of the Registrable Securities being sold by such Holders pursuant to such Shelf Registration Statement; provided that the provisions of this sentence may not be amended, modified or supplemented except in accordance with the provisions of the immediately preceding sentence. Each Holder of Registrable Securities outstanding at the time of any such amendment, modification, supplement, waiver or consent or thereafter shall be bound by any such amendment, modification, supplement, waiver or consent effected pursuant to this Section 8(b) whether or not any notice, writing or marking indicating such amendment, modification, supplement, waiver or consent appears on the Registrable Securities or is delivered to such Holder.
(c)    Further Cooperation. The Company hereby agrees that it will use its commercially reasonable efforts to cooperate with each Holder to take such steps as may be reasonably necessary, including the timely delivery of such certificates as may be required by banks, transfer agents, broker-dealers or other parties, in connection with unregistered sales of Common Stock held by such Holder, including but not limited to sales pursuant to Rule 144 under the Securities Act, including where such sales are pursuant to a so-called “10b5-1 plan.”
(d)    Notices. All notices, requests, claims, demands and other communications hereunder shall be in writing and shall be given or made (and shall be deemed to have been given or made upon receipt) by delivery in person, by an internationally recognized overnight courier service, by facsimile, or by registered or certified mail (postage prepaid, return receipt requested) to the respective parties at the following addresses (or at such other address for a party as shall be specified in notice given in accordance with this Section 8(c)):
(i)    if to a Holder, at the most current address given by such Holder to the Company;

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Exhibit 10.1

(ii)    if to the Company, to:
Advanced Micro Devices, Inc.
One AMD Place
Sunnyvale, California 94088
Attention: Linda Lam, Asst. Corporate Secretary
Fax: (408) 774-7002
with a copy to:
Latham & Watkins LLP
140 Scott Drive
Menlo Park, California 94025
Attention:    Tad Freese
    Christopher Kaufman
Fax: (650) 463-2600
(e)    Approval of Holders. Whenever the consent or approval of Holders of a specified percentage of Registrable Securities is required hereunder, Registrable Securities held by the Company or its affiliates (as such term is defined in Rule 405 under the Securities Act) (other than subsequent Holders if such subsequent Holders are deemed to be such affiliates solely by reason of their holdings of such Registrable Securities) shall not be counted in determining whether such consent or approval was given by the Holders of such required percentage.
(f)    Successors and Assigns. The Investor shall be permitted to assign its rights under this Agreement (i) to any of its Affiliates that are permitted to be a transferee under the Master Transaction Agreement or (ii) to any lenders under a debt financing facility entered into by the Investor to finance its purchase of any of the Securities. In addition, any person who purchases, or otherwise acquires, any Registrable Securities from the Investor shall be deemed, for purposes of this Agreement, to be an assignee of the Investor. This Agreement shall inure to the benefit of and be binding upon the successors and assigns of each of the parties and shall inure to the benefit of and be binding upon each Holder of any Registrable Securities. If any transferee of any Holder shall acquire Registrable Securities, in any manner, whether by operation of law or otherwise, such Registrable Securities shall be held subject to all of the terms of this Agreement, and by taking and holding such Registrable Securities, such person shall be conclusively deemed to have agreed to be bound by and to perform all of the terms and provisions of this Agreement and such person shall be entitled to receive the benefits hereof.
(g)    Counterparts. This Agreement may be executed in any number of counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be original and all of which taken together shall constitute one and the same agreement.
(h)    Headings. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

US-DOCS\70648017.4

Exhibit 10.1

(i)    Governing Law; Disputes. (i) This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York applicable to contracts executed in and to be performed in that State, without regard to principles of the conflict of laws.
(ii)    Any dispute arising out of, or in connection with this Agreement or any transactions contemplated hereby, including any question regarding the existence, validity, interpretation, breach or termination of this Agreement (a “Dispute”), shall be referred, upon written notice (a “Dispute Notice”) given by one party to the other(s), to a senior executive from each party. The senior executives shall seek to resolve the Dispute on an amicable basis within thirty (30) days of the Dispute Notice being received.
(iii)    Any Dispute not resolved within thirty (30) days of the Dispute Notice being received shall be instituted in the federal courts of the United States of America located in the City and County of New York, Borough of Manhattan, or the courts of the State of New York in each case located in the City and County of New York, Borough of Manhattan (collectively, the “Specified Courts”), and each party irrevocably submits to the exclusive jurisdiction (except for proceedings instituted in regard to the enforcement of a judgment of any such court (a “Related Judgment”), as to which such jurisdiction is non-exclusive) of such courts in any such suit, action or proceeding. Service of any process, summons, notice or document by mail to such party’s address set forth above shall be effective service of process for any suit, action or other proceeding brought in any such court. The parties irrevocably and unconditionally waive any objection to the laying of venue of any suit, action or other proceeding in the Specified Courts and irrevocably and unconditionally waive and agree not to plead or claim in any such court that any such suit, action or other proceeding brought in any such court has been brought in an inconvenient forum. Each party not located in the United States irrevocably appoints Corporation Service Company, 1180 Avenue of the Americas, Suite 210, New York, NY 10036-8401 as its agent to receive service of process or other legal summons for purposes of any such suit, action or proceeding that may be instituted in any state or federal court in the City and County of New York.
(iv)    With respect to any Dispute, each party irrevocably waives, to the fullest extent permitted by applicable law, all immunity (whether on the basis of sovereignty or otherwise) from jurisdiction, service of process, attachment (both before and after judgment) and execution to which it might otherwise be entitled in the Specified Courts, and with respect to any Related Judgment, each party waives any such immunity in the Specified Courts or any other court of competent jurisdiction, and will not raise or claim or cause to be pleaded any such immunity at or in respect of any such Related Proceeding or Related Judgment.
(j)    Severability. If any term, provision, covenant or restriction of this Agreement is held to be invalid, illegal, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions set forth herein shall remain in full force and effect and shall in no way be affected, impaired or invalidated thereby, and the parties hereto shall use their best efforts to find and employ an alternative means to achieve the same or substantially the

US-DOCS\70648017.4

Exhibit 10.1

same result as that contemplated by such term, provision, covenant or restriction, it being intended that all of the rights and privileges of the parties shall be enforceable to the fullest extent permitted by law.
(k)    Entire Agreement. This Agreement is intended by the parties as a final expression of their agreement and is intended to be a complete and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter contained herein and the registration rights granted by the Company with respect to the Registrable Securities. Except as provided in the Master Transaction Agreement, there are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein, with respect to the registration rights granted by the Company with respect to the Registrable Securities. This Agreement supersedes all prior agreements and undertakings among the parties with respect to such registration rights. No party hereto shall have any rights, duties or obligations other than those specifically set forth in this Agreement. In no event will such methods of distribution take the form of an underwritten offering of the Registrable Securities without the prior agreement of the Company.
(l)    Termination. This Agreement and the obligations of the parties hereunder shall terminate upon the end of the Effectiveness Period, except for any liabilities or obligations under Section 4, 5 or 6 hereof, each of which shall remain in effect in accordance with its terms.

[Signature page follows]

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Exhibit 10.1

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.
ADVANCED MICRO DEVICES, INC.
By:    /s/ Devinder Kumar
Name: Devinder Kumar
Title: Senior Vice President, Chief Financial Officer and Treasurer

Signature Page to Registration Rights Agreement
US-DOCS\70648017.4

Exhibit 10.1

Confirmed and accepted, as of
the date first above written:
WEST COAST HITECH L.P.
By: West Coast Hitech G.P., Ltd., its general partner

By:	/s/ Shahzad Khan Name: Shahzad Khan Title: Authorized Signatory

Signature Page to Registration Rights Agreement
US-DOCS\70648017.4